                                                                    EXHIBIT 99.1

                          CONSENT OF PROPOSED DIRECTOR

         I consent to the incorporation by reference in this registration statement on Form S-1 filed pursuant to Rule 462(b) of my consent dated August 5, 1998, which appears in the registration statement of Conoco Inc. on Form S-1 (File No. 333-60119).


                                                   /s/ RUTH R. HARKIN
                                                   -----------------------------
                                                  Name: Ruth R. Harkin
                                                  Date: October 21, 1998
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                          CONSENT OF PROPOSED DIRECTOR

         I consent to the incorporation by reference in this registration statement on Form S-1 filed pursuant to Rule 462(b) of my consent dated July 30, 1998, which appears in the registration statement of Conoco Inc. on Form S-1 (File No. 333-60119).


                                                   /s/ FRANK A. MCPHERSON
                                                   -----------------------------
                                                  Name: Frank A. McPherson
                                                  Date: October 21, 1998

                          CONSENT OF PROPOSED DIRECTOR

         I consent to the incorporation by reference in this registration statement on Form S-1 filed pursuant to Rule 462(b) of my consent dated August 5, 1998, which appears in the registration statement of Conoco Inc. on Form S-1 (File No. 333-60119).


                                                   /s/ WILLIAM K. REILLY
                                                   -----------------------------
                                                  Name: William K. Reilly
                                                  Date: October 21, 1998

                          CONSENT OF PROPOSED DIRECTOR

         I consent to the incorporation by reference in this registration statement on Form S-1 filed pursuant to Rule 462(b) of my consent dated August 5, 1998, which appears in the registration statement of Conoco Inc. on Form S-1 (File No. 333-60119).


                                                   /s/ WILLIAM R. RHODES
                                                   -----------------------------
                                                  Name: William R. Rhodes
                                                  Date: October 21, 1998

                          CONSENT OF PROPOSED DIRECTOR

         I consent to the incorporation by reference in this registration statement on Form S-1 filed pursuant to Rule 462(b) of my consent dated August 5, 1998, which appears in the registration statement of Conoco Inc. on Form S-1 (File No. 333-60119).


                                                   /s/ FRANKLIN A. THOMAS
                                                   -----------------------------
                                                  Name: Franklin A. Thomas
                                                  Date: October 21, 1998